Exhibit 99.1

02

Analyst & Investor Day OCTOBER 6, 2026 03

Anthony Rozmus HEAD OF INVESTOR RELATIONS 04

ANALYST & INVESTOR DAY 2026 DISCLAIMERS (1/2) This presentation is provided for informational purposes only and has been prepared to assist interested parties in making their own evaluation with respect to a business combination between Churchill Capital Corp XI ( “Churchill”, “we”, “us” or “our”) and Agility Robotics, Inc . (the “Company”) and related transactions (collectively, the “Proposed Business Combination”) and for no other purpose . Any reproduction or distribution of this presentation, in whole or in part, or the disclosure of its contents, without the prior consent of Churchill is prohibited . This presentation does not purport to contain all of the information that may be required to evaluate a possible transaction . Neither this presentation, nor any prior or subsequent communications from or with Churchill, the Company, or their respective representatives, constitutes investment, tax or legal advice . No representation or warranty, express or implied, is or will be given by Churchill, the Company or any of their respective affiliates, directors, officers, employees or advisers or any other person as to the accuracy or completeness of the information in this presentation (including as to the accuracy or reasonableness of statements, estimates, targets, projections, assumptions or judgments described below) or any other written, oral or other communications transmitted or otherwise made available to any party in the course of its evaluation of a possible transaction, and no responsibility or liability whatsoever is accepted for the accuracy or sufficiency thereof or for any errors, omissions or misstatements, negligent or otherwise, relating thereto . Accordingly, none of Churchill, the Company or any of their respective affiliates, directors, officers, employees or advisers or any other person shall be liable for any direct, indirect or consequential loss or damages suffered by any person as a result of relying on any statement in or omission from this presentation and any such liability is expressly disclaimed . Forward - Looking Statements This presentation contains certain forward - looking statements within the meaning of federal securities laws, that are based on beliefs and assumptions and on information currently available to Churchill and the Company . Forward - looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts . Terms such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “should,” “would” and similar expressions may identify forward - looking statements, but the absence of these words does not mean that a statement is not forward - looking . For example, forward - looking statements in this presentation include, but are not limited to, information regarding : the expected timing and general availability of Digit 5 ; the expected performance characteristics and technical specifications of Digit 5 , including its safety architecture ; expectations regarding the scaling of customer deployments ; the development and expected capabilities of Digit 5 ; the Company’s contributions to safety standards ; RoboFab’s production capacity and expected employment ; the Company’s plans for commercial deployment of Digit 5 in the European Union and United Kingdom ; the expected timing of close of the Proposed Business Combination ; the expected amount of gross transaction proceeds and planned pre - money equity valuation of the Company ; the potential for share price appreciation ; the Company’s orders, order pipeline and expected customer demand for Digit v 5 ; projected labor shortages ; the timing of the planned release and launch of Digit v 5 ; the Company’s manufacturing capacity and production plans, including with respect to RoboFab ; planned customer deployments and deployment expansion ; the Company’s ability to meet transaction milestones to unlock contracted revenues ; the Company’s ability to raise capital ; the Company’s future development plans and the timing thereof, including with respect to Digit v 5 and cooperative safety capabilities ; the Company’s revenue model, expected pricing model for the Digit v 5 , growth strategy and scaling plans, illustrative customer benefit and payback periods of our humanoid robotic models ; strategic partnerships and technology licensing opportunities ; the potential future applications of the Company’s products and technologies ; the expansion of the Company’s partnership with NVIDIA ; and the Company’s economic opportunity and addressable market . Factors that may cause actual results to differ materially from current expectations include, but are not limited to : the risk that the parties are unable to enter into a definitive agreement with respect to the Proposed Business Combination or to complete the Proposed Business Combination ; the risk that the Proposed Business Combination may not be completed in a timely manner or at all, which may adversely affect the price of Churchill’s securities ; the failure by the parties to satisfy the conditions to the consummation of the Proposed Business Combination, including the approval of Churchill’s shareholders ; failure to realize the anticipated benefits of the Proposed Business Combination ; the level of redemptions of Churchill’s public shareholders ; the ability of the Company to grow and manage growth, maintain relationships with customers and strategic partners and retain its management and key employees ; costs related to the Proposed Business Combination ; changes in applicable laws or regulations, including evolving safety standards and regulatory requirements applicable to humanoid robots ; the possibility that the Company may be adversely affected by other economic, business or competitive factors ; the Company’s estimates of expenses and profitability ; the possibility that preliminary, unaudited financial information may change materially ; changes in anticipated pricing and revenue models of Agility’s humanoid robotics solutions ; the evolution of the markets in which the Company competes ; the ability of the Company to implement its strategic initiatives and continue to innovate its existing products and services ; risks related to the Company’s ability to satisfy contractional milestones and achieve anticipated manufacturing capacity and production targets ; the Company’s ability to convert orders and pipeline into revenue ; and risks related to the development, commercialization and market acceptance of Digit v 5 and related technologies . Additional information concerning these and other factors that may impact such forward - looking statements can be found in filings and potential filings by the Company, Churchill or the combined company resulting from the Proposed Business Combination with the Securities and Exchange Commission, including under the heading “Risk Factors . ” An investment in Churchill is not an investment in any of Churchill’s founders’ or sponsors’ past investments, companies or affiliated funds . The historical results of those investments are not indicative of future performance of Churchill, which may differ materially from the performance of Churchill’s founders’ or sponsors’ past investments . Nothing in this presentation should be regarded as a representation by any person that the forward - looking statements set forth herein will be achieved or that any of the contemplated results of such forward - looking statements will be achieved . You should not place undue reliance on forward - looking statements, which speak only as of the date they are made . Churchill and the Company undertake no duty to update these forward - looking statements . Additional Information About the Proposed Business Combination and Where to Find It The Proposed Business Combination will be submitted to shareholders of Churchill for their consideration . Churchill has filed a registration statement on Form S - 4 (the “ Registration Statement ”) with the U . S . Securities and Exchange Commission (the “ SEC ”), which includes and will include preliminary and definitive proxy statements to be distributed to Churchill’s shareholders in connection with Churchill’s solicitation of proxies for the vote by Churchill’s shareholders in connection with the Proposed Business Combination and other matters to be described in the Registration Statement, as well as the prospectus relating to the offer of the securities to be issued to Company stockholders in connection with the completion of the Proposed Business Combination . After the Registration Statement has been filed and declared effective, a definitive proxy statement/prospectus statement and other relevant documents will be mailed to Churchill shareholders as of the record date established for voting on the proposed transaction . Before making any voting or investment decision, Churchill and Company shareholders and other interested persons are advised to read, once available, the preliminary proxy statement/prospectus and any amendments thereto and, once available, the definitive proxy statement/prospectus statement, as well as other documents filed with the SEC by Churchill in connection with the Proposed Business Combination, as these documents will contain important information about Churchill, the Company and the Proposed Business Combination . Shareholders may obtain a copy of the preliminary or definitive proxy statement/prospectus statement, once available, as well as other documents filed by Churchill with the SEC, without charge, at the SEC’s website located at www . sec . gov or by directing a written request to Churchill Capital Corp XI, 640 Fifth Avenue, 14 th Floor, New York, NY 10019 . 05

ANALYST & INVESTOR DAY 2026 DISCLAIMERS (2/2) Participants in the Solicitation Churchill, the Company and certain of their respective directors, executive officers and other members of management and employees may, under SEC rules, be deemed to be participants in the solicitation of proxies from Churchill’s shareholders in connection with the Proposed Business Combination . Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of Churchill’s shareholders in connection with the proposed transaction will be set forth in proxy statement/prospectus statement when it is filed by Churchill with the SEC . You can find more information about Churchill’s directors and executive officers in Churchill’s final prospectus related to its initial public offering filed with the SEC on December 16 , 2025 . Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests will be included in the proxy statement/prospectus statement when it becomes available . Shareholders, potential investors and other interested persons should read the proxy statement/prospectus statement carefully when it becomes available before making any voting or investment decisions . You may obtain free copies of these documents from the sources described above . No Offer or Solicitation This presentation shall not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of any securities in any state or jurisdiction, domestic or foreign, in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such other jurisdiction . This presentation does not constitute either advice or a recommendation regarding any securities . Notwithstanding anything contained herein, there can be no assurance that the Proposed Business Combination will be consummated on the terms described herein, within the time periods contemplated hereby, or at all . Investment in any securities described herein has not been approved by The SEC or any other regulatory authority, nor has any regulatory authority passed upon or endorsed the merits of the Proposed Business Combination or the accuracy or adequacy of the information contained herein . Any representation to the contrary is a criminal offense . Unit Economics, Use of Projections and Data This presentation contains projected financial information with respect to the Company . The projected financial information constitutes forward - looking information, is for illustrative purposes only and should not be relied upon as necessarily being indicative of future results . The assumptions and estimates underlying such financial forecast information are inherently uncertain and are subject to a wide variety of significant business, economic, competitive and other risks and uncertainties . The unit economics in this presentation (“Unit Economics”) were prepared solely for internal use and not with a view toward public disclosure or toward complying with Generally Accepted Accounting Principles, any published guidelines of the SEC or any guidelines established by the American Institute of Certified Public Accountants . The Unit Economics have been prepared by the Company and are the responsibility of the Company's management . The Unit Economics constitute forward - looking information, and is for illustrative purposes only, and should not be relied upon as necessarily being indicative of future results . The assumptions and estimates underlying the Unit Economics are inherently uncertain and are subject to a wide variety of significant business, economic, competitive, and other risks and uncertainties . See “Forward - Looking Statements” above in this presentation as well as “Risk Factors” at the end of this presentation . Actual results may differ materially from the results contemplated by Unit Economics and the financial forecast information contained in this presentation, and the inclusion of such information in this presentation should not be regarded as a representation by any person that the results reflected in such forecasts and by the Unit Economics will be achieved . In this presentation, Churchill and the Company rely on and refer to certain information and statistics obtained from third - party sources which Churchill and the Company believe to be reliable . Some data is also based on the good faith estimates of the Company, which in each case are derived from its review of internal sources as well as the independent sources described above . Although Churchill and the Company believe these sources are reliable, neither Churchill, the Company, nor any of their respective affiliates, directors, officers, employees or advisers, have independently verified the accuracy or completeness of any such third - party information . The information contained in the third - party citations and websites referenced in this presentation is not incorporated by reference into this presentation . Recipients of this presentation should make their own evaluation of the Proposed Business Combination or any other transaction and of the relevance and adequacy of the information and should make other investigations they deem necessary . Trademarks We own or have rights to various trademarks, service marks and trade names that are used in connection with the operation of our business . This presentation also contains trademarks, service marks and trade names of third parties, which are the property of their respective owners . Our use or display of third parties’ trademarks, service marks, trade names or products in this presentation is not intended to and does not imply a relationship with the Company or an endorsement or sponsorship by or of the Company . Solely for convenience, the trademarks, service marks and trade names referred to in this presentation may appear without the ©, ®, TM or SM symbols, but the omission of such references is not intended to indicate, in any way, that we will not assert, to the fullest extent under applicable law, its rights or the right of the applicable owner of these trademarks, service marks and trade names . Risk Factors For a description of certain risks related to Churchill, the Company and the Proposed Business Combination, we refer you to “Risk Factors” at the end of this presentation. 06

ANALYST & INVESTOR DAY 2026 Today’s Agenda Chief Executive Officer Co - Founder & Chief Robot Officer Acting President and CEO, AUVSI Moderated by Anthony Rozmus Chief Business Officer Courtney Baines Chief Operating Officer Director, Foxconn Chief Financial Officer Chief Executive Officer 12:40 PM ET * Why Agility, why now Peggy Johnson → 12:55 PM ET * Digit 5, safety, and the physical AI stack Jonathan Hurst → 01:10 PM ET * The policy landscape for humanoid robotics Heather Lee → 01:25 PM ET * Audience Q&A with Peggy & Jonathan Q&A Session I → 01:40 PM ET * Commercial momentum and customer engagement Daniel Diez → 01:55 PM ET * Scaling humanoids at Schaeffler David Kehr President, Humanoid Robotics, Schaeffler * Advanced Technology Production Engineer, Schaeffler 02:05 PM ET * Manufacturing, scale, and operations Jen Hunter → 02:15 PM ET * Partnering to scale U.S. manufacturing Nelson Hsieh → 02:30 PM ET * Financial profile and outlook Michael Beer → 02:40 PM ET * Closing remarks Peggy Johnson → 02:45 PM ET * All Presenters Q&A Session II → 07

Peggy Johnson CHIEF EXECUTIVE OFFICER 08

09

ANALYST & INVESTOR DAY 2026 A career driving adoption of emerging tech in enterprises EXECUTIVE VICE PRESIDENT, GLOBAL MARKET DEVELOPMENT EXECUTIVE VICE PRESIDENT, BUSINESS DEVELOPMENT CHIEF EXECUTIVE OFFICER CHIEF EXECUTIVE OFFICER 10

ANALYST & INVESTOR DAY 2026

# The commercial humanoid company

Building safe, reliable robot partners that augment the human workforce – currently deployed in customer facilities

Digit | Embodied AI | Agility Arc

WHERE WE BUILD


Salem, Oregon
44.914928° N, -122.967323° W


Pittsburgh, PA
40.473244° N, -79.963699° W


Fremont, CA
37.551398° N, -122.064345° W

OUR METRICS

**9**
committed customer facility deployments

**65,000**
hours of operations

**34 | 60+**
issued patents | pending non-provisional patent applications

**$300M+ (1)**
committed orders for Digit 5 (and growing!)

**10,000**
RoboFab annual production capacity

**~75%**
of Digit parts sourced from the U.S.

OUR CUSTOMERS

SCHAEFFLER | GXO | Toyota Motor Manufacturing Canada

+ new deployments underway with other leading manufacturing & logistics companies

OUR STRATEGIC PARTNERS

NVIDIA | Google DeepMind | Manhattan | aws

Note: (1) Reflects customer orders for Digit v5, as of May 2026, representing potential multi-year value expected to be realized over time, subject to the realization of certain contractual milestones and relates to 1,000 Digit v5 robots with three-year term RaaS contract, which includes warrants issued to purchaser vesting proportionately to robots deployed; figures are not a measure of current period revenue.

Agility

11

ANALYST & INVESTOR DAY 2026 Led by founders, engineers, and believers 50+ combined years of robotics experience; 80+ combined years of commercial leadership experience Marco Marroquin Chief Hardware Officer Ana Lang Chief Legal & People Officer Pras Velagapudi Chief Technology Officer Jennifer Hunter Chief Operating Officer Daniel Diez Chief Business Officer Michael Beer Chief Financial Officer Jonathan Hurst Co - Founder & Chief Robot Officer Peggy Johnson Chief Executive Officer Chief Architect of Mobile Robotics PHD BOARD MEMBER PROFESSOR Co - founded OSU Robotics Institute PHD BOARD MEMBER 12

New Board Directors Joining existing board members CEO Peggy Johnson and co - founder Damion Shelton ANALYST & INVESTOR DAY 2026 Pierre Gentin Derek Aberle Merline Saintil BOARD MEMBER BOARD MEMBER 13

Customers need physical labor (1) Aging population Onshoring manufacturing Rising transportation costs and demand Inflationary pressures Trade and immigration ANALYST & INVESTOR DAY 2026 Our goal was never to just build a humanoid. Our goal was to build a multipurpose worker capable of performing useful labor where people need help most. A valuable labor opportunity already exists in environments designed for people We believe delivering useful physical labor requires integrating a human - centric form factor, embodied intelligence, and deployment systems into a unified platform Note: (1) Deloitte: A shrinking workforce may thwart U.S. manufacturing ambitions (December 2025). 14

The U.S. physical labor gap continues to widen (1) The physical labor shortage has shifted from cyclical to structural and is expected to get worse ANALYST & INVESTOR DAY 2026 A chronic skilled labor shortage is growing in the U.S. (1) Shaded region indicates labor mismatch gap UNFILLED U.S. MANUFACTURING POSITIONS (2) 900 800 700 600 500 400 300 200 100 0 Manufacturing job openings (end of month) Manufacturing hires (full month) 2025 ~409k Projected by 2033 ~1.9M (3) Workers (in thousands) 4.5x increase in projected labor shortages '06 '07 '08 '09 '10 '11 '12 '13 '14 '15 '16 '17 '18 '19 '20 '21 '22 '23 '24 '25 '26 A structural labor shortage may challenge efforts to revitalize U.S. manufacturing. Note: (1) U.S. Bureau of Labor Statistics (BLS) data. Data represent monthly averages compiled annually. (2) Deloitte: A shrinking workforce may thwart U.S. manufacturing ambitions (December 2025). (3) Projections based on preexisting workforce challenges remaining unaddressed; based on The Manufacturing Institute, “Manufacturers need as many as 3.8 million new employees by 2033” (2025). 15

Digit is designed for the environments where labor is needed most BEACHHEAD MARKETS Manufacturing Distribution Logistics ANALYST & INVESTOR DAY 2026 Why these markets first: Large labor pools Significant labor spend and persistent hiring needs (1) Physical, repetitive work Can be difficult to automate with traditional robotics Structured workflows Repeatable tasks accelerate deployment and learning Existing human infrastructure Physical labor already occurs in environments designed for people, creating a potentially large and near - term opportunity for humanoids that can integrate into existing workflows Near - term Digit use case opportunities: Tote fulfillment & movement Material handling Pallet transport Note: (1) Deloitte: A shrinking workforce may thwart U.S. manufacturing ambitions (December 2025). 16

ANALYST & INVESTOR DAY 2026 Deployments power our data flywheel Each deployment generates proprietary data that improves our embodied AI systems. z Initial Deployments Digit operating in real - world environments Because Digit is multipurpose, expanding capabilities unlock new workflows, industries, and deployment environments over time. More Deployments Larger installed base and broader operating footprint for Digit Operational Data Continuous collection of real - world movement and workflow data OUR EMBODIED AI SYSTEMS Expanded Applications Additional workflows, industries, and deployment environments Improved Embodied AI Improved autonomy, dexterity, and workflow capability Semantic AI What should Digit do? • Cognition • Planning Physical AI What can Digit do? • Controls • Physics Unlike single - purpose automation, Digit becomes more valuable as it learns and scales. 17

Backed by world - class investors Committed blue - chip partners across AI, technology, and industrials >$390M Total equity raised since inception of Agility. (1) 18 Note: (1) As of May 2026. Excludes grants.

One cohesive system. Integrated robotics, AI, and deployment software designed to accelerate humanoid adoption ANALYST & INVESTOR DAY 2026 HUMANOIDS DEPLOYMENT SOFTWARE PLATFORM SERVICES ECOSYSTEM EXTENSION Digit Physical interface for embodied AI deployment in commercial environments. Agility Arc Cloud - based software for humanoid deployment and fleet operations. Service & Support Deployment operations, maintenance, and customer enablement. Technology Licensing Extending Agility technology through strategic integrations and licensing. 19

Digit 5 20

Jonathan Hurst CO - FOUNDER & CHIEF ROBOT OFFICER 21

ANALYST & INVESTOR DAY 2026 Cassie Digit 3 Digit 4 Digit 5 22

ANALYST & INVESTOR DAY 2026 23

24

25

26

27

Cooperative safety is a unique scaling advantage Potential to unlock broad humanoid adoption We believe cooperative safety is a system - wide integration ANALYST & INVESTOR DAY 2026 Why we believe cooperative safety matters Most robots require safety barriers Humanoids can create substantial value in human environments Not needing a barrier is essential for scale Why we believe cooperative safety requires Detection : Understand people and surroundings Reaction: Respond safely in real time Anticipation: Move in predictable ways 28

29

ANALYST & INVESTOR DAY 2026 Deep NVIDIA collaboration provides an industrial - grade foundation to Digit’s safety systems Landmark safety partnership announced in June 2026 Digit 5 is the first launch partner for NVIDIA’s Halos for Robotics platform Combining Agility robotics with NVIDIA AI infrastructure (IGX Thor and Halos Core) Will participate in NVIDIA Halos AI systems Inspection Lab to support third - party certification Strong validation of Agility’s leadership in cooperative safety 30

ANALYST & INVESTOR DAY 2026

# Digit 5 is designed for commercial scale

## Customer requirements drove key upgrades necessary for deployments at scale

DIGIT 5


1024

- Cooperative safety
- Optimized uptime
- Lifting capacity
- Cost effective
- General purpose





| | Digit 4 | → Digit 5[1] |
|---|---|---|
| Deployment status | Deployed | Planned 2027 release |
| Safety systems | Confined to workcell | Built to work in close proximity to humans<br>New ISO safety standard approved[2] |
| Lifting capacity | Up to 35 lbs | Up to 50 lbs<br>+~40% |
| Charge ratio | 2:1 | 10:1<br>2.5x higher |
| Max battery output in 24 hours | Up to ~16 hrs | Up to ~22 hrs<br>+~35% |
| Vertical reach | Up to 5.5ft | Up to 7.2ft<br>+~30% |
| End-effectors | Task-specific / fixed | Changeable / dynamic |

Note: (1) Based on Agility management expectations. (2) ISO Standard 25785-1.

Agility

31

32

33

34

ANALYST & INVESTOR DAY 2026

# Semantic AI determines what a robot should do
# Physical AI determines what it can reliably do


1024

Reasoning → **SEMANTIC AI**

Skills / Coordination / Physics → **PHYSICAL AI**

### LLMs and VLAs provide generality[1]
Advances in foundation models improve reasoning, planning, and workflow understanding.

### We teach skills
Reliable task execution is learned from real-world data, motion capture, teleoperation, simulation, and deployment feedback.

### Robots need practice
Performance improves through repetition and exploration in simulation and live environments, refining behaviors until they become robust and reliable.

### Physical AI requires special hardware
Physical intelligence depends on compliant force-controlled interaction with the world. You cannot shortcut physics with software alone.

Note: (1) LLM refers to Large Language Model and VLA refers to Vision-Language-Action

Agility

35

Arc connects Digit to customer operations Agility Arc enables repeatable deployment at scale Rapid deployment Integrates Digit into existing facilities and workflows Workforce orchestration Coordinates robots, operators, tasks, and environments Multi - site scaling Enabling repeatable deployment across customers and facilities Operational visibility Monitors performance, uptime, and productivity across deployments Arc transforms a humanoid into a deployable workforce 36

ANALYST & INVESTOR DAY 2026 Building cooperatively safe robots requires an integrated system Integrated system Continuous improvement • Human - centric form factor • Dynamic mobility & dexterity • Proprietary hardware & systems Enables Digit PHYSICAL INTERFACE • Proprietary physical AI layers • Whole - body coordination • Deployment - trained models Differentiates Embodied AI INTELLIGENCE ENGINE • Fleet orchestration • Workflow integration • Deployment intelligence Orchestrates Arc DEPLOYMENT SYSTEM • Operation in close proximity to people • Expanded deployment environments • Scaled humanoid adoption Unlocks Cooperative Safety INTEGRATED OUTCOME 37

ANALYST & INVESTOR DAY 2026 Digit 5 is a platform designed to be upgraded 38

Heather Lee ACTING PRESIDENT AND CEO ASSOCIATION FOR UNCREWED VEHICLE SYSTEMS INTERNATIONAL 39

Q&A 40

Daniel Diez CHIEF BUSINESS OFFICER 41

ANALYST & INVESTOR DAY 2026 Filling labor gaps. Expanding capacity Digit’s human - centric form factor designed to enable operations wherever people need help most 1.9 million U.S. manufacturing jobs could be left unfilled by 2033 (1) Manufacturing Global supply chains are being redrawn, and that calls for a new kind of workforce. Digit brings flexible automation to the factory line, without legacy constraints or labor bottlenecks. Distribution Consumers want faster delivery. The labor pool keeps shrinking. Digit gives distribution centers a way forward: flexible automation for order processing that scales as needed. Logistics Reduce the risk of labor bottlenecks without the costs of static automated infrastructure. Redeployable, reconfigurable, ready for whatever's next. Digit moves where the work moves. Note: (1) Deloitte: A shrinking workforce may thwart U.S. manufacturing ambitions (December 2025). 42

Trusted by titans of industry Deployment commitments in 9 customer facilities | 65,000 hours of operation (1) ANALYST & INVESTOR DAY 2026 ACTIVE DEPLOYMENTS RECENT WINS Deployed in environments where safety can’t slip and downtime isn’t an option Manufacturing Accuracy Uptime Throughput ROI Recent wins with several global leaders: Logistics Manufacturing Logistics Manufacturing Why we win: Safety Automotive Consumer brands Note: (1) As of May 2026 43

ANALYST & INVESTOR DAY 2026

# Digit is proving itself in real-world operations

Customer deployments demonstrate Digit's ability to perform useful work in labor intensive environments

## Why deployments matter

- Demonstrate useful labor
- Validate customer workflows
- Improve performance through learning
- Enable expansion across facilities


SCHAEFFLER


GXO

| | | |
|---|---|---|
| DEPLOYMENTS | 8 robots deployed | 3 robots deployed |
| WORKFLOW | Material handling + logistics | Tote fulfillment + handling |
| PROOF POINTS | • 98% accuracy<br>• ~60k totes moved | • 98% accuracy<br>• 100k+ totes moved |

Agility

44

ANALYST & INVESTOR DAY 2026

# Digit offers measurable customer value

Designed to enable customers to achieve potentially rapid payback while addressing critical labor needs

## 1 RaaS Offering: Illustrative customer benefit

**~$500k**[1]
Lifetime RaaS Cost to Customer
(priced at discount to customer's fully burdened labor rate)

→

**~$100k**
Annual RaaS Cost to Customer

**~$200k**[2]
Illustrative Annual Fully Burdened Human Labor Cost

| ~$100k | 2.0x | Immediate |
|---|---|---|
| Potential Annual Customer Savings | Potential Customer ROI | Payback |

Replace ~$200k of annual labor cost with ~$100k annual Digit cost

## 2 Ownership Offering: Illustrative Customer Benefit

**~$400k**[3]
Lifetime Ownership Cost to Customer
(fixed upfront cost plus recurring monthly subscription pricing)

| ~$30.50 | ~31,000 | ~$1.1M |
|---|---|---|
| Hourly Fully Burdened Human Labor Rate[4] | Digit Service Life in Hours[5] | Total Equivalent Labor Cost Over 5 Years[6] |
| **~$670k** | **2.5x** | **1.1 years** |
| Potential Net Customer Savings[7] | Potential Customer ROI | Payback[8] |

Replace ~$1.1M of labor cost with ~$400k of Digit cost

Source: BLS data. Note: Figures are purely illustrative and reflect rounded estimates for Digit 5 and based on internal estimates and assumptions with respect to matters specific to Agility's business and general matters, including estimates and assumptions with respect to Agility's business, the performance of its robotics solutions, and the revenue models Agility expects to use in connection with its humanoid robotics solutions and other future events, many of which are difficult to predict and may prove inaccurate. (1) Assumes $8,500 monthly RaaS pricing per Digit. (2) Illustrative based on $30.50 hourly fully burdened human labor rate for 2 10-hour shifts per day or 120 hours per week over 52 weeks a year, subject to assumed 5% annual wage inflation. (3) Includes upfront cost per Digit and monthly subscription fees over a 5-year useful life. (4) Reflects $21.49 published hourly rate for material movers in 2025 per BLS data, assuming 5% annual wage inflation and subject to 35% assumed benefits rate. (5) Assumes ~120 working hours a week across 2 10-hour shifts a day; further assumes 52 weeks worked a year over 5 years. (6) Illustrative based on $30.50 hourly fully burdened labor rate for 2 10-hour shifts per day / 120 hours per week over 52 weeks a year; subject to annual 5% wage inflation. (7) Net customer savings over 5-year useful life. (8) Reflects time to recover upfront capex cost of Digit humanoid compared to the year one of equivalent annual value of Digit labor.

Agility

45

ANALYST & INVESTOR DAY 2026

# Flexible model speeds commercial adoption

Digit deploys through service or ownership models, reducing adoption friction and expanding customer reach

Agility

| ADOPTION MODEL | CUSTOMER BENEFIT | VALUE TO AGILITY | ILLUSTRATIVE REVENUE[2] |
|---|---|---|---|
| Two options offered | Provides Customer Flexibility | Both Programs Are Highly Attractive | Cumulative to Agility over 5 Years |
| **RaaS** (Robots-as-a-Service)<br><br>**$300M+**[1] committed orders for Digit 5 | • Minimal upfront investment<br>• Accelerates proof-of-value<br>• Flexible deployment scaling<br>• Fully managed solution<br>*Good fit for rapid customer adoption* | • Recurring revenue stream<br>• High lifetime value<br>• Growing installed base<br>• Strong customer retention | **~500k**<br>total illustrative revenue over robot useful life of 5 years |
| **Ownership** (plus software and maintenance services) | • Full asset ownership of Digit<br>• Greater operational control<br>• Familiar procurement process<br>• Ongoing software & support | • Immediate deployment revenue<br>• Recurring software & services revenue<br>• Accelerates capital recovery<br>• Supports customer-led fleet expansion | **~400k**<br>total illustrative revenue over robot useful life of 5 years |

Note: Illustrative total revenue figures to Agility by adoption model are based on internal estimates and assumptions with respect to matters specific to Agility's business and general matters, including estimates and assumptions with respect to Agility's business and the revenue models Agility expects to use in connection with its humanoid robotics solutions and other future events, many of which are difficult to predict and may prove inaccurate. (1) Reflects customer orders for Digit v5, as of May 2026, representing potential multi-year value expected to be realized over time, subject to the realization of certain contractual milestones and relates to 1,000 Digit v5 robots with three-year term RaaS contract, which includes warrants issued to purchaser vesting proportionately to robots deployed; figures are not a measure of current period revenue. (2) For illustrative purposes only. Reflects the illustrative cumulative revenue realized by Agility over the assumed 5-year useful life of Digit. In the RaaS model, illustrative revenue includes 5 years of RaaS annual subscription fee payments plus a one-time deployment fee. In the Ownership model, illustrative revenue includes the upfront purchase of Digit and a one-time deployment fee plus annual software subscription fees and annual maintenance services.

Agility

46

Deployment growth compounds over time Customer value creation drives expansion across sites, workflows, and customers DEPLOY CREATE VALUE EXPAND ANALYST & INVESTOR DAY 2026 Deployment expansion vectors More robots Increase deployment density within existing sites More workflows Apply Digit to additional operational workflows through task expansion and continuous learning More facilities Replicate successful deployments across additional customer locations More customers Win new logos through proven operating results 47

ANALYST & INVESTOR DAY 2026

# Our Customer Acceleration Program

CAP is designed to enable select customers to rapidly validate use cases and deploy Digit into existing operations

ILLUSTRATIVE CAP TIMELINE

**PHASE 1** Proof & Pilot

**PHASE 2** Commercial Deployment

~ 0-2 MONTHS

### Proof of tech

- Test and validate skills
- Prove Digit's capabilities are a use case match
- Gather performance KPIs
- Align on workflow requirements & scope

~ 2-3 MONTHS

### Proof of concept

- Deploy in customer facility to validate performance
- Replicate on-site workflows
- Align on safety, infrastructure, and uptime expectations

~ 4-6 MONTHS

### RaaS Pilot

- Collect key KPIs and customer feedback
- Measure uptime, reliability, and business impact

**Path to scaled deployment**

**30+ potential customers** currently in active pipeline discussions or CAP program

6 MONTHS

- Customers shift to an ongoing service model (RaaS or Ownership)
- Early access to Digit 5 and next-gen hardware

Current commercial deployments (incl. CAP):

SCHAEFFLER GXO Toyota Motor Manufacturing Canada

+ new deployments underway with other leading manufacturing & logistics companies

Agility

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50

Replace with Schaeffler still 51

David Kehr PRESIDENT, HUMANOID ROBOTICS SCHAEFFLER Courtney Baines ADVANCED TECHNOLOGY PRODUCTION ENGINEER SCHAEFFLER 52

Jennifer Hunter CHIEF OPERATING OFFICER 53

RoboFab is a full - scale humanoid factory. Operational in Salem, Oregon 10,000 Annual robot production capacity Purpose - built Designed for humanoid manufacturing Modular Workcell architecture supports future production scaling 54

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ANALYST & INVESTOR DAY 2026 BOM cost reductions have been demonstrated Production experience has validated opportunities to reduce the Bill of Material (BOM) for Digit 5 $300 $200 $100 Digit BOM costs decline with production scale (1) Illustrative $ unit cost per Digit (in thousands) $400 Digit 5 BOM trajectory (expected) Digit 4 BOM trajectory (actual) Current 4 BOM: ~$125k Cost reductions already achieved Early cost reductions have been realized despite limited production volumes Additional opportunities remain Component consolidation and supplier maturation provide a path to further savings Grounded in real production data Future cost estimations are built using real production data - Prototype 1 Prototype 2 EVT (2) Launch 1k units/yr 5k units/yr 10k units/yr Note: (1) Figures are purely illustrative and reflect rounded estimates and based on internal estimates and assumptions with respect to matters specific to Agility's business, required future capital expenditures, and general matters, including estimates and assumptions with respect to Agility's business, the performance of its robotics solutions, and the revenue models Agility expects to use in connection with its humanoid robotics solutions and other future events, many of which are difficult to predict and may prove inaccurate. (2) EVT = Engineering Validation Test. 57

ANALYST & INVESTOR DAY 2026 Additional cost reduction opportunities remain Multiple cost initiatives identified that may further reduce BOM costs over the medium - to long - term Digit 5 Bill of Material (BOM) evolution (1) Illustrative $ unit cost per Digit (in thousands) $250 Actual BOM Target BOM $200 Cost reduction initiative $150 $100 $50 - Prototype 2 (Actual) Engineering Initiatives Supply Chain Initiatives Vo lume Initiatives 1k units/yr (Target) Design & Volume Initiatives 10k units/yr (2) (Target) Note: See disclaimer slides section “Unit Economics and Use of Projections and Data.” Figures for illustrative purposes only. (1) Figures are purely illustrative and reflect rounded estimates and based on internal estimates and assumptions with respect to matters specific to Agility's business, required future capital expenditures, and general matters, including estimates and assumptions with respect to Agility's business, the performance of its robotics solutions, and the revenue models Agility expects to use in connection with its humanoid robotics solutions and other future events, many of which are difficult to predict and may prove inaccurate. (2) Cost reductions based on volumes are based on the efficiencies of scale given certain manufacturing costs being fixed regardless of volume. 58

Agility has the infrastructure required to scale Agility has already built the manufacturing, hardware, supply chain, and deployment infrastructure that it believes is required for commercial scale ANALYST & INVESTOR DAY 2026 MANUFACTURING PROPRIETARY HARDWARE SUPPLY CHAIN DEPLOYMENT SOFTWARE RoboFab Core Digit systems Domestic supply base Arc 10,000 - unit annual production capacity Ownership of the highest - value Digit systems Digit parts predominantly sourced in the U.S. Deployment and fleet orchestration at scale 59

Nelson Hsieh DIRECTOR, CENTRAL STRATEGIC INVESTMENT DEPARTMENT FOXCONN 60

Michael Beer CHIEF FINANCIAL OFFICER 61

ANALYST & INVESTOR DAY 2026

# Designed for real work with a platform built for scale

01

## Proven demand

- ✓ $300M+ order book[(1)]
- ✓ Real customers
- ✓ Real deployments

02

## Healthy growth outlook

- ✓ Successful CAP engagement
- ✓ Robust pipeline
- ✓ Turnkey platform: Digit + Embodied AI + Arc

03

## Anticipate expanding economics

- ✓ Recurring revenue
- ✓ Cost reductions
- ✓ Resilient ASP given expanding skill library and value proposition

04

## Capital Efficient Growth

- ✓ RoboFab in operation today
- ✓ Maturing supply chain and use of diverse contract manufacturing ecosystem
- ✓ Access to advantaged cost of capital to support future deployments

(1) Reflects customer orders for Digit 5, as of May 2026, representing potential multi-year value expected to be realized over time, subject to the realization of certain contractual milestones and relates to 1,000 Digit 5 robots with three-year term RaaS contract, which includes warrants issued to purchaser vesting proportionately to robots deployed; figures are not a measure of current period revenue.

Agility

62

ANALYST & INVESTOR DAY 2026 Agility believes continued customer traction will accelerate with the anticipated launch of Digit 5 GROWING NEW LOGO PIPELINE ACROSS LOGISTICS, MANUFACTURING, AUTOMOTIVE & CONSUMER BRANDS 30+ potential customers currently in active pipeline discussions or CAP program 9 Committed customer facility deployments $300M Committed orders for Digit 5 (1) YEAR - END 2027 GOALS (2) ~100 potential customers currently in active pipeline discussions or CAP program Up to 25 Committed customer facility deployments We anticipate that the dollar value of our committed orders will commensurately increase to reflect our goals. (1) Reflects customer orders for Digit 5, as of May 2026, representing potential multi - year value expected to be realized over time, subject to the realization of certain contractual milestones and relates to 1,000 Digit v5 robots with three - year term RaaS contract, which includes warrants issued to purchaser vesting proportionately to robots deployed; figures are not a measure of current period revenue. (2) The 2027 goals presented herein reflect certain estimates and assumptions of management as of the date hereof and any forward - looking statements made herein speak only as of the date hereof. These are not projections and there can be no assurance that these goal are indicative of the future performance of the Company. Actual results may vary, and such variance may be material. 63

ANALYST & INVESTOR DAY 2026 Land and expand customers with five key growth levers 3 Introducing new skills and workflows WHY WE WIN Safety Accuracy Uptime Additional Robots within a given facility 2 Expanding across a customer's facility network 1 Throughput ROI 4 New logo 5 New vertical 64

ANALYST & INVESTOR DAY 2026

# Digit 5 extends where humanoids can work

## Unlocking broader potential deployment environments through cooperative safety, dexterity, and autonomy

FUTURE OPPORTUNITY[1]

DIGIT 5 ACCESSIBLE[1]

DIGIT 4 ACCESSIBLE



DIGIT 4 DEPLOYED



DIGIT 5 PLANNED 2027 RELEASE

Note: 1 Based on Agility management expectations


High Safety, Compliance & Dexterity
INTERACTS WITH GENERAL PUBLIC
ELDER CARE
HOME SERVICE
HOSPITALITY
LAST MILE
RETAIL
INTERACTS WITH TRAINED ADULTS
ELECTRONICS
CONSTRUCTION
AGRICULTURE
DISTRIBUTION
GROCERY
REVERSE LOGISTICS
AUTOMOTIVE
FULFILLMENT
MACHINING
INTERACTS WITH OTHER MACHINES ONLY
Low Safety & Dexterity
INSPECTION
SEARCH & RESCUE
CAPABILITY EVOLUTION: | GRASPING & HOLDING | OBJECT MANIPULATION | ASSEMBLY | FINE MANIPULATION |

Agility

Note: 1 Based on Agility management expectations

65

ANALYST & INVESTOR DAY 2026

# Compelling unit economics to Agility

Both adoption models have the potential to generate attractive revenue and margin across Digit's lifecycle

Agility

| ADOPTION MODEL | AGILITY REVENUE DRIVERS<br>By adoption model | ILLUSTRATIVE REVENUE[2]<br>Agility realization by year |
|---|---|---|
| 1 **RaaS**<br>(Robots-as-a-Service)<br><br>**$300M+[1]**<br>committed orders for Digit 5 | A One-time deployment fee<br>B Annual RaaS subscription fee<br>Includes access to Arc software and Digit maintenance services | Y1<br>~25%<br>A<br>B<br>~$500k<br>Y2<br>Y3<br>Y4<br>Y5 |
| 2 **Ownership**<br>(plus software and maintenance services) | A One-time deployment fee<br>B Upfront Digit purchase<br>C Annual Arc subscription and maintenance services | Y1<br>~65%<br>A<br>B<br>C<br>~$400k<br>Y2<br>Y3<br>Y4<br>Y5 |

AGILITY UNIT ECONOMICS EVOLUTION

| | BOM → Launch | 1k/Yr | 10k/Yr |
|---|---|---|---|
| **RaaS** Payback[3] (Years) | ~1.5 | <1.0 | <0.5 |
| **RaaS** Product Margin[4] (%) | ~50% | ~70% | ~75% |
| **Ownership** Payback[5] (Years) | Time of Sale | | |
| **Ownership** Product Margin[4] (%) | ~40% | ~60% | ~70% |

Note: See disclaimer slides section "Unit Economics and Use of Projections and Data." Figures for illustrative purposes only. (1) Reflects customer orders for Digit 5, as of May 2026, representing potential multi-year value expected to be realized over time, subject to the realization of certain contractual milestones and relates to 1,000 Digit 5 robots with three-year term RaaS contract, which includes warrants issued to purchaser vesting proportionately to robots deployed; figures are not a measure of current period revenue. (2) For illustrative purposes only based on illustrative management estimates. Reflects the illustrative cumulative revenue realized by Agility over the assumed 5-year useful life of Digit. In the RaaS model, illustrative revenue includes 5 years of RaaS annual subscription fee payments plus a ~$25k one-time deployment fee. In the Ownership model, illustrative revenue includes the upfront purchase of Digit and a one-time ~$20k deployment fee plus annual software subscription fees and annual maintenance services. (3) Reflects the amount of time before RaaS payment subscription fees received by Agility exceed the total Bill-of-Materials (BOM) for Digit. (4) Calculated over a 5-year period as (Cumulative Revenue – Cumulative Cost) / Cumulative Revenue. Cumulative cost under both models includes upfront Digit BOM, one-time ~$15k deployment costs, and annual ~$15k costs of delivery for software and maintenance provided by Agility. Excludes corporate SG&A and R&D costs. (5) Immediate payback given upfront purchase price of Digit is greater than the Digit BOM.

Agility 66

ANALYST & INVESTOR DAY 2026 Key model assumptions ASSUMPTION COMMENTARY Selling, General, & Administrative Expenses (1) • Near - term assumption : Approximately $60 million in 2026. Approximately 20% CAGR through 2028 • Long - term assumption : Approximately 10% of revenue Research & Development Expenses • Before commercial deployment : Approximately $115 million in 2026. Approximately 15% CAGR through 2028 • Long - term assumption : Approximately 15% of revenue Capital Expenditures • Near - term assumption : Approximately $8 million total through 2028 • Long - term assumption : Approximately 0.5% of revenue Note: See disclaimer slides section "Unit Economics and Use of Projections and Data." Figures for illustrative purposes only based on internal management estimates. (1) Excludes potential incremental public company costs. 67

Agility aims to be publicly traded in 4Q 2026 Nasdaq: CCXI → Nasdaq: AGLT ANALYST & INVESTOR DAY 2026 $2.5B pre - money equity value $620M gross proceeds from transaction 100% of net proceeds used to fund growth Attractive valuation given long - term growth outlook and humanoid industry benchmarks Transaction supported by ~$200 million incremental capital, anchored by Foxconn No cash to shareholders – transaction accelerates commercial deployment and scale 68

Peggy Johnson CHIEF EXECUTIVE OFFICER 69

Agility is ready to scale Revenue - generating business Proprietary technology Deployed in the field Proven customer demand Established infrastructure 70

Q&A 71

ANALYST & INVESTOR DAY 2026 RISK FACTORS (1/3) All references to “Agility,” the “Company, “we,” “us” or “our” refer to the business of Agility Robotics, Inc. and its consolidated subsidiaries. The risks presented below are certain of the general risks related to the business of the Company and the Business Combination, and such list is not exhaustive. The list below is qualified in its entirety by disclosures contained in future documents filed or furnished by the Company and Churchill, with the U.S. Securities and Exchange Commission (“SEC”), including the documents filed or furnished in connection with the proposed transactions between the Company and Churchill. The risks presented in such filings will be consistent with those that would be required for a public company in its SEC filings, including with respect to the business and securities of the Company and Churchill and the proposed transactions between the Company and Churchill, and may differ significantly from and be more extensive than those presented below. Investing in securities (the “Securities”) to be issued in connection with the Business Combination involves a high degree of risk. You should carefully consider these risks and uncertainties, together with the information in the Company’s consolidated financial statements and related notes, and should carry out your own due diligence and consult with your own financial and legal advisors concerning the risks and suitability of an investment in the securities, before making an investment decision. There are many risks that could affect the business and results of operations of the Company, many of which are beyond its control. If any of these risks or uncertainties occur, the Company’s business, financial condition and/or operating results could be materially and adversely harmed . Additional risks and uncertainties not currently known or those currently viewed to be immaterial may also materially and adversely affect the Company’s business, financial condition and/or operating results . If any of these risks or uncertainties actually occurs, the value of the Company’s equity securities may decline, and any investor of the securities may lose all or part of its investment . Risks Related to Our Business Capital Requirements and Cost Fluctuations . Our business and our future plans for expansion are capital - intensive, and the specific timing of cash inflows and outflows may fluctuate substantially from period to period. Agility has yet to achieve positive operating cash flow and expects to incur significant expenses and continuing losses for the foreseeable future. Our operating plan may change because of factors currently unknown, and we may need to seek additional funds sooner than planned, through public or private equity or debt financings or other sources. Such financings may result in dilution to our stockholders, imposition of debt covenants and repayment obligations or other restrictions that may adversely affect our business. If we cannot obtain sufficient capital on acceptable terms, or at all, our business, financial condition and results of operations may be adversely affected. Commercialization and Manufacturing . Our limited operating history makes it difficult to evaluate our future prospects and the risks and challenges we Existing Digit 5 Orders . Agility has more than $ 300 million in multi - year orders for Digit 5 , but these orders represent potential multi - year value expected to be realized over time, are subject to the realization of contractual milestones, and relate to 1 , 000 Digit 5 robots under a three - year Robots - as - a - Service contract that includes warrants issued to the purchaser vesting proportionately as robots are deployed . These orders are not a measure of current - period revenue and may not convert into revenue . Agility’s ability to convert its orders and pipeline into revenue may be adversely affected by delays in development, manufacturing, deployment, customer adoption or other factors . Customers . We rely on a limited number of customers fora significant portion of our revenue, and the loss of any one of those customers may adversely affect our business, financial condition and results of operations. Many of our current and potential customers are large corporations with substantial negotiating power, exacting product, quality and warranty standards and potentially competitive internal solutions. If we are unable to sell our products to these customers or are unable to enter into agreements with such potential customers, suppliers and production counterparties on satisfactory terms, our prospects and results of operations will be adversely affected. Competition . Competition in the humanoid and bipedal robotics market is intensifying from well - funded entrants — including Tesla, Figure AI, Apptronik, 1X Technologies, Boston Dynamics, and Sanctuary AI — many of which have significantly greater financial, technical, and marketing resources than Agility. Advances in competing automation technologies, including AMRs, AI - driven software solutions, and fixed warehouse automation, could supplant the benefits offered by Digit at lower cost or with less operational complexity. Our Industry . Humanoid robots are an emerging and unproven category of robotics that has not yet achieved broad commercial deployment. The market for humanoid bipedal robots designed to work alongside humans in warehouse, logistics, and manufacturing environments is nascent, and customer adoption may be slower than anticipated relative to established automation solutions with longer track records. Unit Economics . It is possible that the unit economics of our humanoid robot solutions, including the estimated 5 - year useful life assumption, do not materialize as expected, which could significantly hinder our ability to generate a commercially viable product at scale and adversely affect our business prospects. Our adoption models include Robots - as - a - Service (RaaS) and Ownership models, each with different pricing and revenue drivers, and changes to our anticipated pricing or revenue models may adversely affect our results. Further, anticipated bill of materials (BOM) cost reductions at scale may not be realized. Our estimates, projections and forecasts in this presentation relating to the future development of our technology and the anticipated capital costs and adoption rates are subject to significant uncertainty and are based on assumptions and estimates that may prove inaccurate. may encounter. Agility has limited experience commercializing its humanoid robot, Digit, at scale, and Agility has unveiled Digit 5, but it remains under development and is not yet commercially available. Although RoboFab is designed for up to 10,000 units per year, Agility may not achieve its planned manufacturing capacity or production targets, or develop cost - effective production capabilities. Agility expects a strategic rollout of Digit 5 to existing partners in the first half of 2027, EU and UK access in 2027 subject to obtaining a CE mark and other regulatory marks, and general availability by the end of 2027; however, commercial launch, rollout to customers and customer demand may be delayed or may not occur at all. Features, specifications, capabilities and design are illustrative and subject to change. Commercial deployment of Digit 5 may be delayed beyond projected timelines due to technical challenges in bipedal locomotion, software reliability, regulatory requirements, supply chain constraints, manufacturing difficulties, design errors, safety concerns, or errors in our software, hardware, systems or processes. We may experience difficulties in managing our growth and expanding our operations, and it is possible that our technology will have more limited performance or applications than currently anticipated. In addition, anticipated use - case expansion, including machine tending skills expected to expand from Q3 2026 through H2 2027 and beyond, may not occur on that timeline or at all due to technical, manufacturing, safety, regulatory, customer deployment or other risks, any of which could materially adversely affect our business, financial condition and results of operations. 73

ANALYST & INVESTOR DAY 2026 RISK FACTORS (2/3) Risks Related to our Business (cont.) Preliminary Financial Information . Preliminary unaudited financial information presented for 2024A and 2025A may change, potentially materially, upon completion of the audit and related review, and final audited financial statements may differ significantly from the preliminary information presented. Supply Chain and Trade Restrictions . Agility relies on global supply chains for semiconductors, batteries, sensors, actuators, and specialty alloys, and disruptions — whether caused by geopolitical events, natural disasters, pandemics, or tariffs — could delay production, increase costs, and limit Agility's ability to fulfill customer orders. Although approximately 75% of Digit parts are sourced in the U.S. and Agility has a domestic supply base, reliance on the remaining global supply chain and the domestic supply base still carries risk. Changes in trade policy, including tariffs and “Buy American” requirements, could further disrupt Agility's supply chain and raise input costs. As a result of such factors, we may not be able to secure materials and components to manufacture sufficient quantities of our products to match demand. More generally, uncertain global macroeconomic and political conditions could materially adversely affect our business prospects, financial condition, results of operations and cash flows. Product Safety and Liability . Digit operates alongside human workers and the humanoid form factor and bipedal locomotion present unique safety risks. Digit 5’s cooperative safety features are intended to allow it to work alongside humans without safety barriers, but those features are still in development and may not perform as expected or obtain or maintain compliance with applicable ISO safety standards, including ISO 25785 - 1. Even if developed and compliant, safety features do not eliminate all operational risk. Design flaws, defects, software errors, or unintended AI - driven behaviors could result in product recalls, injury to co - located workers, product liability claims, and significant litigation expenses. Agility's current and future insurance coverage may not be adequate to cover all potential liabilities and business risks or may be prohibitively expensive. In addition, our brand and reputation may be harmed by negative publicity or safety and other concerns. Failure to maintain, protect and enhance our brand may limit our ability to expand or retain our customer base. Regulatory Environment . The regulatory framework for robotics, AI - enabled products, and humanoid robots operating in shared workspaces is rapidly evolving. Failure to comply with new or changing regulations — including evolving AI - governance laws, industrial safety standards, and privacy requirements — could lead to product withdrawal, increased costs, or restrictions on deployment. Intellectual Property . We may not be able to adequately obtain, maintain, protect or adequately enforce our intellectual property rights or prevent unauthorized parties from copying or reverse engineering our solutions in a cost - effective manner, or at all. There can be no assurance that our patent applications will be granted, that issued patents will not be challenged or invalidated, or that our trade secrets will not be disclosed or independently developed by competitors. Further, third - party claims that we are infringing intellectual property rights, whether successful or not, could subject us to costly and time - consuming litigation or expensive licenses. Cybersecurity and AI . We are subject to cybersecurity risks to operational systems, security systems, infrastructure, integrated software and partners’ and customers’ data processed by us or third - party vendors or suppliers and any material failure, weakness, interruption, cyber event, incident or breach of security may prevent us from effectively operating our business. Interruption or failure of information technology and communications systems that we rely upon may adversely affect our business, financial condition and results of operations. We also rely on third - party AI and foundation model providers and strategic partners, including NVIDIA, and such relationships may not continue or expand. Further, issues relating to our use of artificial intelligence, combined with an uncertain legal and regulatory environment, may adversely affect our business, financial condition and results of operations. 74

ANALYST & INVESTOR DAY 2026 RISK FACTORS (3/3) Risks Related to the Business Combination Transaction Costs . Both Churchill and Agility will incur significant transaction costs in connection with the Business Combination. Whether or not the Business Combination is completed, the incurrence of these costs will reduce the amount of cash available to be used for other corporate purposes by Churchill if the Business Combination is not completed. Contingencies of Business Combination . The consummation of the Business Combination is subject toa number of conditions and if those conditions are not satisfied or waived, the Business Combination Agreement maybe delayed or terminated in accordance with its terms and the Business Combination may not be completed. There is no certainty as to the timing of the consummation of the Business Combination. Key Personnel . The ability to successfully effect the Business Combination and the Combined Company’s ability to successfully operate the business thereafter will be largely dependent upon the efforts of certain of our key personnel, all of whom we expect to stay with the Combined Company following the Business Combination. The loss of such key personnel could negatively impact the operations and financial results of the Combined Company. Redemption . If a significant number of Churchill’s Ordinary Shares are elected to be redeemed in connection with the Business Combination, the stock ownership of the Combined Company will be highly concentrated, which will reduce the public “float” and may have a depressive effect on the market price of the common stock of the Combined Company. Redemptions will also reduce the amount of capital available to the Combined Company following the Business Combination. Dilution . Churchill’s shareholders will experience dilution as a consequence of, among other transactions, the issuance of the Combined Company’s common stock as consideration in the Business Combination. Having a minority share position may reduce the influence of Churchill’s current shareholders over the management of the Combined Company. Value of Securities . The benefits of the Business Combination may not be realized to the extent currently anticipated by Agility and Churchill, or at all. The ability to recognize any such benefits may be affected by, among other things, competition, the ability of the Combined Company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees. If the Business Combination’s benefits do not meet the expectations of investors or securities analysts, the market price of Churchill’s securities or, following the consummation of the Business Combination, the value of the Combined Company’s securities, may decline. Further, an active trading market for the Combined Company’s securities may not develop, which may limit your ability to sell such securities. In addition, securities of many companies formed through SPAC mergers such as the proposed Business Combination have experienced a material decline in price relative to the share price of the SPAC prior to the merger. Volatility . After the closing of the Business Combination, sales of a substantial number of shares of the Combined Company’s stock in the public market by existing shareholders could cause the stock price to decline. Further, after the closing of the Business Combination, a significant number of shares of the combined company’s stock will be subject to issuance upon exercise of outstanding warrants, which may result in dilution to the Combined Company’s shareholders. Stock Exchange Approval . There can be no assurance that the Combined Company’s securities will be approved for listing on Nasdaq or that the Combined Company will be able to comply with the continued listing standards of Nasdaq. Conflicts of Interest . Some of Churchill’s officers and directors and its Sponsor may have conflicts of interest that may influence or have influenced them to support or approve the Business Combination without regard to your interests or in determining whether Agility is an appropriate target for Churchill’s initial business combination. Legal Proceedings . Legal proceedings in connection with the Business Combination, the outcomes of which are uncertain, could delay or prevent the completion of the Business Combination. Because Churchill is incorporated under the laws of the Cayman Islands, in the event the Business Combination is not completed, you may face difficulties protecting your interests and your ability to protect your rights through the U.S. federal courts may be limited. Compliance with Laws . Changes in laws or regulations, or a failure to comply with any laws and regulations, may adversely affect us and the Combined Company’s business, including Churchill, and our ability to consummate the Business Combination, and results of operations. Further, we expect to incur significantly increased costs as a result of and devote substantial management time to operating as a public company. 75